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
Item 77 H Insert for:
Scudder Flag Investors Value Builder Fund - N-SAR

FUND CODE/NAME:     415/SCUDDER FLAG INVESTORS VALUE BUILDER-A

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

0                                                   ***  NO SHAREOWNERS SELECTED ***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                  10,968
                                 TOTAL NUMBER OF SHARES FOR FUND               :         20,082,666.1280

FUND CODE/NAME:     535/SCUDDER FLAG INV VALUE BUILDER-INST

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

          1308294-7     STATE OF MARYLAND                       						           1,292,286.2030
                        SAVINGS AND INVESTMENT PLAN
                        C/O IPO PORTFOLIO ACCOUNTING                                                                   26.28 %
                        PO BOX 182029
                        COLUMBUS OH  43218-2029



0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                     122
                                 TOTAL NUMBER OF SHARES FOR FUND               :          4,917,405.6790

 FUND CODE/NAME:     715/SCUDDER FLAG INVESTORS VALUE BUILDER-C

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

0                                                   ***  NO SHAREOWNERS SELECTED ***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                   1,622
                                 TOTAL NUMBER OF SHARES FOR FUND               :          1,382,516.8870
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